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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 17, 1997

                            CORONADO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

  NEVADA                           33-33034-NY              223161629

(State or other                 (Commission File          (IRS Employer
 Jurisdiction of                     Number)              Identification
 Incorporation)                                               Number)


  16929 East Enterprise Drive, Suite 202, Fountain Hills, Arizona      85268
          (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including area code: (602) 837-6810

                                       N/A
          (Former name or former address, if changed since last report)

                                    Total number of pages including exhibits: 5
                                                       Exhibit index on page: 3



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      FORMER INDEPENDENT ACCOUNTANT.

         On March 21, 1996, Coronado Industries, Inc.'s (the "Company") last certifying accountant, Hobe & Lucas of Independence, Ohio, issued an opinion on the consolidated financial statements of Logical Computer Services of New York, Ltd., a New York corporation and a Company predecessor corporation, in conjunction with the issuance of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1995. The letter stated that the accompanying consolidated financial statements for the fiscal years ended December 31, 1995 and 1994 were prepared assuming that the Company would continue as a going concern. The letter referred to disclosures in Note 8 of the financial statements that the Company had incurred net losses during the years ended December 31, 1995 and 1994, respectively, which, along with other conditions, raised substantial doubt about the Company's ability to continue as a going concern. The letter additionally stated that the financial statements did not include any adjustments that might result from the outcome of these uncertainties. Note 8 to the accompanying financial statements disclosed that in order to meet the Company's current debt, additional working capital would be required and that as of the date of the report the Company had not raised sufficient funds to meet its needs. The Company is unaware of any disagreements with Hobe & Lucas that existed at any time.

         The Company's principal offices were moved to Fountain Hills, Arizona on or about November 6, 1996. By letter dated January 17, 1997, Hobe & Lucas resigned as the Company's certifying accountant due to the distance between the accountant's offices and those of the Company which made it difficult to conduct the communication necessary to perform an audit. The resignation letter stated that no audit services had been performed as of the date of the letter and that Hobe & Lucas was willing to discuss any questions with a successor accountant, after the Company engaged such a successor firm. The Company has authorized its former accountant to respond fully to the inquiries of any Company successor accountant concerning the subject matter of its prior opinions and any qualification thereof.

         The Company's former accountants furnished the Company with a letter dated February 6, 1997, addressed to the Securities and Exchange Commission ("Commission"), which stated that the former accountant is in agreement with the statements made in the Company's Form 8-K dated January 31, 1997 [filed February 3, 1997]. Hobe & Lucas' letter is included at Exhibit 16.1 and incorporated herein by this reference. The Company provided the former accountant with a copy of all disclosures made in response to this Item and requested a supplemental letter, addressed to the Commission, stating whether the former accountant agrees with the statements made in such disclosures. A copy of any response letter from Hobe & Lucas will be filed with the Commission by amendment, within two (2) days of receipt by the Company.


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(b)      NEW INDEPENDENT ACCOUNTANT.

         The Company intends to, but has not yet engaged a new certifying accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits                                                                                           Page:

   (16)     Letters Regarding Change in Certifying Accountant

                  16.1         Response letter of former certifying accountant
                               Hobe & Lucas of Independence, Ohio to
                               previous disclosures in the Company's
                               Form 8-K, filed February 3, 1997..............................................   4

                  16.2         Response letter of former certifying accountant
                               Hobe & Lucas of Independence, Ohio to
                               current disclosures in the present
                               Form 8-K/A...........................................(to be filed by amendment)

                  16.3         Response letter from new certifying
                               accountant...........................................(to be filed by amendment)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CORONADO INDUSTRIES, INC.
                                                    a Nevada corporation
                                                        (Registrant)


FEBRUARY 13, 1997                            By:      (signed) Gary R. Smith
                                                   ---------------------------
                                                      Gary R. Smith, President
                                                        (Signature)


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